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                                                                   EXHIBIT 23(B)

                             CONSENT OF INDEPENDENT
                          CERTIFIED PUBLIC ACCOUNTANTS

The Board of Directors
Four M Corporation:

    We consent to the use of our report included herein and to the reference to our firm under the headings "Selected Historical Financial Data" and "Experts" in the Prospectus.

                                          /S/ KPMG PEAT MARWICK LLP
                                          KPMG PEAT MARWICK LLP


Stamford, Connecticut
September 10, 1996